                                                                      EXHIBIT 24

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26th day of April, 2002.

                                                     /s/ Michael H. Bulkin
                                             -----------------------------------
                                                     Michael H. Bulkin

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26th day of April, 2002.

                                                     /s/ Sandra Austin Crayton
                                             -----------------------------------
                                                     Sandra Austin Crayton

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26th day of April, 2002.

                                                     /s/ Jennie S.Hwang
                                             -----------------------------------
                                                     Jennie S. Hwang

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26th day of April, 2002.

                                                     /s/ William B. Lawrence
                                             -----------------------------------
                                                     William B. Lawrence

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26th day of April, 2002.

                                                     /s/ Michael F. Mee
                                             -----------------------------------
                                                     Michael F. Mee

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26th day of April, 2002.

                                                     /s/ William J. Sharp
                                             -----------------------------------
                                                     William J. Sharp

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26 day of April, 2002.

                                                     /s/ Dennis W. Sullivan
                                             -----------------------------------
                                                     Dennis W. Sullivan

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26 day of April, 2002.

                                                     /s/ Padmasree Warrior
                                             -----------------------------------
                                                     Padmasree Warrior

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, one or more registration statement(s) on Form S-8 for the purpose of registering shares of the Company's Common Stock issuable under the Company's stock option, employee benefit, corporate incentive plans or other similar plans, as well as an indeterminable amount of interests which may arise from such plan(s), hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement(s) and any and all amendments (including post-effective amendments), supplements and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such registration statement(s) and any and all documents requested to be filed with any state securities regulating board or commission pertaining to such securities, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 26th day of April, 2002.

                                                     /s/ Alberto Weisser
                                             -----------------------------------
                                                     Alberto Weisser